UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2020

A. H. BELO CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 1-33741

Texas	38-3765318
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P. O. Box 224866, Dallas, Texas 75222-4866	(214) 977-7342
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Common Stock, $0.01 par value	AHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 30, 2020, A. H. Belo Corporation (the “Company”) received written notification (the “Notice”) from the New York Stock Exchange (“NYSE”) that the Company no longer satisfies the continued listing compliance standards set forth under Section 802.01B of the NYSE Listed Company Manual because the Company is not in compliance with the NYSE’s standard for total market capitalization and stockholders’ equity. NYSE continued listing standards require the Company to maintain an average market capitalization of more than $50 million over a 30 trading-day period, if, at the same time, its stockholders’ equity is less than $50 million. As of October 28, 2020, the Company’s average market capitalization over the prior 30 trading-day period was $30.1 million and stockholders’ equity as of September 30, 2020 was $49.8 million.

In accordance with NYSE procedures, the Company has 45 days from receipt of the notice to submit a plan to the NYSE demonstrating how it intends to comply with the NYSE’s continued listing requirements within 18 months from receipt of the Notice. The Company intends to develop a plan to bring the Company in compliance with the listing requirements within the required timeframe.

The Company’s Series A Common Stock remains listed on the NYSE under the symbol “AHC” and will be assigned a “.BC” indicator to signify that the Company is currently not in compliance with the NYSE’s continued listing requirements.

Forward-Looking Statements. This Current Report on Form 8-K, together with the press release attached hereto, contain “forward-looking statements.” Statements concerning A. H. Belo Corporation’s business outlook or future economic performance, revenues, expenses, and other financial and non-financial items that are not historical facts, including statements of the Company’s expectations relating to its plans to regain NYSE compliance, are “forward-looking statements” as the term is defined under applicable federal securities laws. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could cause actual outcomes and results to differ materially from current expectations. Such risks, trends and uncertainties are, in most instances, beyond the Company’s control, and include changes in advertising demand and other economic conditions; consumers’ tastes; newsprint prices; program costs; labor relations; cybersecurity incidents; technology obsolescence; the current and future impacts of the COVID-19 public health crisis; as well as other risks described in the Company’s most recent Annual Report on Form 10-K and in its other public disclosures and filings with the Securities and Exchange Commission. Among other risks, there can be no guarantee that the Board will approve a quarterly dividend in future quarters. A. H. Belo Corporation undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

Item 7.01 Regulation FD Disclosure.

On October 30, 2020, the Company issued a press release with respect to the receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1. The information furnished in this Item 7.01 (including the exhibit) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and it is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by A. H. Belo Corporation on October 30, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 30, 2020	A. H. BELO CORPORATION

	By:	/s/ Katy Murray
Katy Murray
Executive Vice President/Chief Financial Officer